Subsiquents events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
Note 26:        Subsiquents events:

On March 7, 2022, the Company completed a follow-on public offering. A total of 5,208,333 new ordinary shares were issued in consideration to offering price of $1.92 per share. The net proceeds, were $8,662, after deducting commissions and other offering expenses. MediWound also granted the underwriters a 30-day option to purchase up to an additional 781,249 ordinary shares at the public offering price, less underwriting discounts and commissions at an additional net proceeds of $1,388.

In addition, certain entities affiliated with CBI purchased 1,458,333 of ordinary shares in the obove-mentioned offering at the public offering price.